CUSIP NO. 422913111                   13D                     Page 7 of 12 Pages




                                                                       EXHIBIT A
                                                                       ---------


Name:                                        Herbard Limited

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 422913111                   13D                     Page 8 of 12 Pages




                                                                       EXHIBIT A
                                                                       ---------


Name:                                        Phyllis Quasha Revocable Trust

Place of Organization:                       Bermuda

Principal Business:                          A personal trust

Address of Principal Business:               c/o Grosvenor Trust Company Limited
                                             Airlie House
                                             33 Church Street
                                             Hamilton, Bermuda

Address of Principal Office:                 c/o Grosvenor Trust Company Limited
                                             Airlie House
                                             33 Church Street
                                             Hamilton, Bermuda

CUSIP NO. 422913111                   13D                     Page 9 of 12 Pages




                                                                       EXHIBIT A
                                                                       ---------


Name:                                        Phyllis Grant Quasha

Residence Address:                           Suite 12
                                             Lyford Cay
                                             Nassau, Bahamas

Principal Occupation:                        Private investor

Citizenship:                                 Australia